                                                                    Exhibit 10.6

                                 AMENDMENT NO 2
                                       TO
                ACCOUNTS FINANCE AGREEMENT (SECURITY AGREEMENT)

     THIS AMENDMENT NO 2 dated as of September 22, 1994, is hereby entered into by and between Dotronix,Inc.,a Minnesota corporation ("Debtor"), and Congress Financial Corporation (Midwest), a Wisconsin corporation ("Congress), as assignee of Congress Financial Corporation (Central)

WHEREAS, Debtor and Congress have entered into that certain Accounts Financing Agreement [Security Agreement], as amended (the "Loan Agreement"); that certain Inventory Security Agreement Supplement To Accounts Financing Agreement [security Agreement], as amended that certain letter addressed to Congress concerning loans from Congress to Debtor with respect to inventory of Debtor, as amended; and that certain Rider No l To Accounts Financing Agreement [Security Agreement], Inventory Security Agreement Supplement To Accounts Financing Agreement [Security Agreement] and Letter re: Inventory Loans, as amended ("Rider No . 1") each of which is dated as of October 11, 1991 (collectively, the "Financing Agreements");

     WHEREAS, Debtor has requested that the terms of the financing arrangements between Debtor and Congress be amended to, among other things, extend the term of such financing arrangements, and Congress has agreed to such amendments, pursuant to the terms and conditions contained herein;

     NOW, THEREFORE, Debtor and Congress agree as follows:

     1 Definitions. Capitalized terms defined in the Financing Agreements and used in this Amendment No 2 shall have the meaning ascribed to such terms therein unless otherwise defined in this Amendment No 2.

     2 Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) The first sentence of section 3.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     Interest on all outstanding unpaid obligations shall be payable by us to you on the first day of each calendar month on the higher of (i) the average daily utstanding principal amount of the non-contingent obligations for the preceding month or (ii) $2,000,000, at the rate of three percent (3.00%) per annum in excess of the prime commercial interest rate from time to time, publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N A , Philadelphia, Pennsylvania,
     whether or not such announced rate is the best rate available at such bank.

     (b) Section 9.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending October 11, l995 (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof provided that, we hereby agree that you may, with our consent, extend the Renewal Date to October 11, 1996, by giving to us notice at least sixty (60) days prior to October 11, 1995. Either party may terminate this Agreement on the Renewal Date or on the anniversary Of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence Of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such obligations have been full discharged.

     (c) Section 9.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     9.2 If you terminate this agreement upon the occurrence of an Event Of Default or at our request (other than a termination request made pursuant to section 9.1), in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such terminations, an early termination fee in an amount equal to (a) two percent (2.00%) of the Maximum Credit if such termination occurs on or prior to October 11, 1995 and (b) one percent (1.00%) of the maximum credit if such termination occurs after October ll, 1995, but prior to the end of the then effective renewal term. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this paragraph 9.2 shall be deemed included in the obligations.

3. References All references in any agreements, instruments and documents executed by Debtor with, or in favor of, Congress, to the Loan Agreement shall be deemed to include the amendments contained herein.

     4. Representations and Warranties. Debtor hereby represents and warrants that all of the representations and warranties contained in the Loan Agreement, the Financing Agreements and the other Loan Documents (as defined in Rider No.
1) are true and correct as of the date hereof and that no "Event of Default" exists under the Loan Documents.

     5. Effectiveness of Amendqent. The amendments contemplated herein shall become effective upon the execution by each of the parties hereto.

     6 Ratification. Except as amended hereby, the Loan Agreement, the Financing Agreements and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     7 Miscellaneous

     (a) Expenses. Debtor agrees to pay, on demand, all costs and expenses of Congress (including the reasonable fees and expenses of outside counsel for Congress) in connection with the preparation, negotiation, execution, delivery and administration of (i) this Amendment No. 2 and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith and (ii) the amendments contemplated by that certain Proposal Letter dated August 24, 1994 executed by Congress and accepted on August 25, 1994 by Debtor and all other instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith, whether or not such amendment is consummated. All obligations provided in this paragraph 7(a) shall survive any termination of the Loan Agreement as amended hereby.

     (b) Governing Law .This Amendment No. 2 shall be a contract made under and governed by the internal laws of the State of Illinois

     (c) Counterparts. This Amendment No 2 may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

(d) Succession.This Amendment No. 2 shall be binding upon Debtor, Congress and their respective successors and assigns, and shall inure to the benefit of Debtor, Conqress and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.2 as of the date first set forth above.



                             DOTRONIX, INC.

                             By /s/ Warren White
                                ----------------
                               Its V.P. & Secretary
                                   ----------------



                             CONGRESS FINANCIAL
                             CORPORATION(MIDWEST)



                             By /s/ Ronald R. Smith
                                --------------------
                               Its Sr. Vice President
                                   ------------------

                                 AMENDMENT NO 3
                                       TO
               ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT],
                   INVENTORY SECURITY AGREEMENT SUPPLEMENT TO
               ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT]
                                AND RIDER NO. 1

THIS AMENDMENT NO.3 dated as of September 30, 1994, is hereby entered into by and between Dotronix, Inc, a Minnesota corporation ("Debtor"), and Congress Financial Corporation (Midwest), a Wisconsin corporation ("Congress"), as assignee of Congress Financial Corporation (Central)

     WHEREAS, Debtor and Congress have entered into that certain Accounts Financing Agreement [Security Agreement], as amended (the "Loan Agreement"); that certain Inventory Security Agreement Supplement To Accounts Financing Agreement [Security Agreement], as amended (the "Original Security Agreement"); that certain letter addressed to Congress concerning loans from Congress to Debtor with respect to inventory of Debtor, as amended; and that certain Rider No.1 To Accounts Financing Agreement [Security Agreement], Inventory Security Agreement Supplement To Accounts Financing Agreement [Security Agreement] and Letter re: Inventory Loans, as amended ("Rider No.1"), each of which is dated as of October 11, 1991;

     WHEREAS, Debtor has requested that the terms of the financing arrangements between Debtor and Congress be amended to, among other things, create a term loan facility and to increase the amount and extend the term of such financing arrangements, and Congress has agreed to such amendments, pursuant to the terms and conditions contained herein;

NOW, THEREFORE, Debtor and Congress agree as follows:

     1 Definitions Capitalized terms defined in the Loan Agreement, the Security Agreement (as defined herein), the Inventory Letter and Rider No.1 and used in this Amendment No.3 shall have the meaning ascribed to such terms therein unless otherwise defined in this Amendment No.3.

     2 Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) Section 1.7 of the Loan Agreement is hereby amended and restated in its entirety as follows
    1.7 "MAXIMUM CREDIT" shall mean the amount of
    $4,657,000
          (b) New Sections 1.12, 1.13 and 1.14 are hereby added to the Loan Agreement after Section 1.11 as follows:

    1.12 "TERM LOANS" shall mean, collectively, (i) the term loan made by you to us in the original principal amount of $229,950, evidenced by Term Note A and
(ii) the term loan made by you to us in the original principal amount of $427,050, evidenced by Term Note B.

    1.13 "TERM NOTE A" shall mean that certain Term Note A executed by us in favor of you on September 30, 1994 in the original principal amount of $229,950.

    1.13 "TERM NOTE B" shall mean that certain Term Note B executed by us in favor of you on September 30, 1994 in the original principal amount of $427,050.

          (c) The second sentence of section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

    Commencing on the earlier of (i) February 1, 1998 or (ii) the first day of the month following the repayment of Term Note B. you shall establish a reserve against the loan availability described in this Section 2.1 and in Section 2 of the Agreement re:Inventory Loans of even date herewith, by reducing such loan availability by the amount of $10,950 each month In addition, you may in your discretion from time to time, establish additional reserves by further reducing such loan availability.

          (d) Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     2.3 Except in your sole discretion, the outstanding aggregate amount of all loans, excluding the Term Loans, by you to us hereunder, under any supplement hereto or evidenced by any promissory note, shall not exceed $4,000,000 at any time. Without limiting your right to demand payment of the obligations, or any portion thereof, in accordance with any other terms of this Agreement, or any supplement hereto, in the event that the outstanding aggregate principal amount of loans, excluding the Term Loans, by you to us exceeds (i) $4,000,000 or (ii) the formulae set forth in Section 2.1 hereof and Section 3 of the Agreement re:
Inventory Loans (as such formulae have been reduced by any and all reserves established by Congress reducing loan availability), we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable upon your demand.

          (e) Section 3.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     3.5 If the average outstanding daily principal balance of all loans, excluding the Term Loans, by you to us under this Agreement or any supplement hereto in any calendar month shall be less than $4,000,000, we shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one-half percent (.5%) per annum upon the amount by which $4,000,000 exceeds the greater of (i) the average outstanding daily principal balance of all such loans in respect of such month and (ii) $2,000,000.

          (f) Section 5.1 of the Loan Agreement is-hereby amended to delete the phrase "immediately available funds" at the end of such section and to replace it with the phrase "a wire transfer of federal funds and three (3) business days after receipt of all other remittances "

          (g) Section 9.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending October 11, 1997 (the "RENEWAL DATE") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided that, we hereby agree that you may, with our consent, extend the Renewal Date to October 11, 1998, by giving to us notice at least sixty (60) days prior to October 11, 1997. Either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence of an Event of Default. No termination of this Agreement, however shall relieve or discharge us of our duties, obligations and covenants hereunder until all obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such obligations have been full discharged.

          (h) Section 9.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     9.2 If you terminate this Agreement upon the occurrence of an Event of Default or at our request (other than a termination request made pursuant to Section 9.1), in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such terminations, an early termination fee in an amount equal to (a) two percent (2.00%) of the Maximum Credit if such termination occurs on or prior to October ll, 1995 and (b) one percent (1.00%) of the Maximum Credit if such termination occurs after October 11, 1995, but prior to the end of the then effective renewal term. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing The early termination fee provided for in this paragraph 9.2 shall be deemed included in the obligations

3 Amendments to Rider No.1

          (a) The title of Rider No.1 is hereby amended and restated in its entirety to read "Rider No.1 To Accounts Financing Agreement [Security Agreement] Inventory and Equipment Security Agreement Supplement To Accounts Financing Agreement [Security Agreement] and Letter re Inventory Loans".

          (b) The second "WHEREAS" paragraph of Rider No.1 is hereby amended and restated in its entirety as follows:

    WHEREAS, Debtor and Congress have entered into that certain Inventory and Equipment Security Agreement Supplement to Accounts Financing Agreement [Security Agreement] dated September 30, 1994 (the "Security Agreement") pursuant to which, among other things, Debtor has granted to Congress a security interest in certain of Debtor's personal property;

          (c) Section 3 of Rider No.1 is hereby amended to delete the phrase "Section 2.6" in the second line of such section and to replace it with the phrase "Section 2.8"

          (d) Section 4 of Rider No.1 is hereby amended to delete the phrase "immediately available funds from the Collecting Banks," in the twenty-seventh line of such section and to replace it with the phrase "a wire transfer of federal funds from the Collecting Banks and three (3) Business Days after receipt by Congress of all other remittances,"


(e) Section 6 of Rider No.1 is hereby amended as follows:

     i. Subsection (d) of section 6 is hereby amended to delete the phrase "the NCB Loan, (iii) trade obligations, and (iv)" in the eighth line of such subsection and to replace it with the phrase "trade obligations, and (iii)"

     ii. Subsection (u) of section 6 is hereby deleted in its entirety.
(f) Section 8 of Rider No.1 is hereby amended to delete including the NCB Loan Documents" in the sixth line (a) of such section.

          4. Amendment to the Security Agreement The Original Security Agreement is hereby amended and restated in its entirety by substituting therefor the Inventory and Equipment Security Agreement Supplement To Accounts Financing Agreement [Security Agreement] dated as of September 30, 1994, in form and substance of Exhibit A hereto (the "Security Agreement").

          5 Fee Debtor shall pay to congress a closing fee in the amount of Six Thousand Five Hundred Seventy Dollars ($6,570), such fee being fully earned and payable upon the execution of this Amendment No.3.

          6 References All references in any agreements, instruments and documents executed by Debtor with, or in favor of, Congress, to the Loan Agreement, the Original Security Agreement and Rider No.1, shall be deemed to include the amendments contained herein

          7 Representations and Warranties Debtor hereby represents and warrants that all of the representations and warranties contained in the Loan Agreement, the Security Agreement, Rider No.1 and the other Loan Documents (as defined in Rider No. 1) are true and correct as of the date hereof and that no "Event of Default" exists under the Loan Documents.

          8 Conditions Precedent to Amendment The amendments contemplated herein shall not become effective until all of the following conditions have been satisfied.

          (a) Debtor shall have delivered an executed (i) Real Property Mortgage with respect to Debtor's real property located in Eau Claire, Wisconsin and (ii) Real Property Mortgage with respect to Debtor's real property located in New Brighton, Minnesota (collectively, the "Real Property Mortgages").

          (b) Congress, shall have received a title insurance policy from Chicago Title Insurance Company with respect to each of the Real Property Mortgages, containing endorsements in form and substance satisfactory to Congress.

          (c) Debtor shall have executed and delivered to Congress Term Note A and Term Note B. each in form and substance satisfactory to Congress.

          (d) Debtor shall have executed and delivered to Congress the Security Agreement.

          (e) Congress shall have received an opinion of counsel of Debtor in form and substance satisfactory to Congress.

          (f) Congress shall have received from Debtor the fee described in paragraph 5 above.

          (g) Congress shall have received, in form and substance satisfactory to Congress, a certificate of the Secretary of Debtor with respect to resolutions authorizing the transactions contemplated by this Amendment No. 3, the incumbency of officers executing this Amendment No. 3, and related documents, and Debtor's Certificate of Incorporation and By-Laws.

          (h) Congress shall have received, in form and substance satisfactory to Congress, certificates of good standing, Uniform Commercial Code financing statements and such other agreements, instruments, documents and certificates as Congress shall deem appropriate.

          9 Ratification Except as amended hereby, the Loan Agreement, the Security Agreement, Rider No. l and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          10  Miscellaneous.

          (a) Expenses. Debtor agrees to pay, on demand, all costs and expenses of Congress (including the reasonable fees and expenses of outside counsel for Congress) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment No. 3 and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this paragraph 10(a) shall survive any termination of the Loan Agreement as amended hereby.

          (b) Governing Law This Amendment No. 3 shall be a contract made under and governed by the internal laws of the State of Illinois.

          (c) Counterparts This Amendment No. 3 may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

          (d) Successors This Amendment No. 3 shall be binding upon Debtor, Congress and their respective successors and assigns, and shall inure to the benefit of Debtor, Congress and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first set forth above.

                                    DOTRONIX, INC

                                    By William S. Sadler
                                       ------------------
                                       Its President
                                           -------------



                                    CONGRESS FINANCIAL
                                    CORPORATION (MIDWEST)

                                    By Ronald R. Smith
                                       ---------------
                                       Its Sr. Vice President
                                           ------------------




                                      -7-

                                    Page 45